Exhibit 99.1
FOR IMMEDIATE RELEASE

Quad/Graphics Reports Second Quarter and Year-to-Date 2014 Results

Company Reports Results In-Line with Expectations, Increases Guidance for Net Sales and Adjusted EBITDA to Reflect Acquisition of Brown Printing Company

Second Quarter Highlights:

•	Generated net sales of $1.1 billion.

•	Achieved Adjusted EBITDA of $102 million.

•	Completed the acquisition of Brown Printing Company ("Brown Printing").

•	Increases 2014 net sales guidance to a range of $4.8 billion to $4.9 billion and Adjusted EBITDA guidance to a range of $535 million to $560 million.

•	Reaffirms 2014 guidance for Free Cash Flow in the range of $155 million to $165 million.

•	Declares quarterly dividend of $0.30 per share.

SUSSEX, WI, August 5, 2014 — Quad/Graphics, Inc. (NYSE: QUAD) (“Quad/Graphics” or the “Company”) today reported results for its second quarter ending June 30, 2014. The reported results include Brown Printing from the day of acquisition on May 30, 2014. Prior year financial results do not include the acquisition of Brown Printing. For full financial results, including reconciliations of non-GAAP financial measures, please see the accompanying information.

“Our second quarter results were consistent with our expectations and we remain on track to achieve our 2014 objectives,” said Joel Quadracci, Quad/Graphics Chairman, President & CEO. “We are pleased with our decision to acquire Brown Printing as it supports our ongoing strategy to create value for our clients and shareholders. Our integration efforts are underway and include a strong focus on serving our clients well while also improving the efficiency and productivity of our platform and driving future cost savings.”

For the second quarter of 2014, net sales were $1.1 billion, down 1% compared to the same period in 2013. Second quarter 2014 Adjusted EBITDA was $102 million as compared to $111 million for the same period in 2013, and Adjusted EBITDA Margin was 9.3% as compared to 10.0% in 2013. The quarterly results reflect expected volume and pricing pressures, as well as an $8 million decrease in Adjusted EBITDA due to certain event-driven favorable gains in 2013 that did not repeat in 2014, such as the resolution of certain legal, environmental and Worldcolor bankruptcy matters. These decreases were partially offset by lower employee related costs, including labor productivity improvements.

For the first six months of 2014, net sales were $2.2 billion, down 2% compared to the same period in 2013. Year-to-date Adjusted EBITDA was $209 million as compared to $225 million for the same period in 2013, and Adjusted EBITDA Margin was 9.5% as compared to 10.0% in 2013. The year-to-date results reflect trends that are consistent with those highlighted for the second quarter.

“We are increasing guidance for net sales and Adjusted EBITDA to reflect the contribution from the Brown Printing acquisition,” said Dave Honan, Quad/Graphics Vice President and CFO. “We currently estimate full-year 2014 net sales to be in the range of $4.8 billion to $4.9 billion, increased from a prior guidance range of $4.6 billion to $4.8 billion, and full-year 2014 Adjusted EBITDA to be in the range of $535 million to $560 million, increased from a prior guidance range of $520 million to $550 million. We reiterate our annual 2014 guidance of Free Cash Flow to be between $155 million and $165 million, which reflects the EBITDA contribution from Brown Printing offset by the integration costs that are front-end loaded.”

Added Honan: “As we move forward, we will continue to drive productivity improvements and implement sustainable cost reductions to be a low-cost producer. We will also continue to manage our debt to maintain a strong balance sheet. The new debt capital structure we completed in April 2014 enhances our Company’s financial flexibility by extending and staggering our debt maturity profile, further diversifying our capital structure, and providing more borrowing capacity to better position us to execute on our strategic goals.”

Quad/Graphics’ quarterly dividend of $0.30 per share will be payable on September 19, 2014, to shareholders of record as of September 8, 2014.

Quarterly Conference Call

Quad/Graphics (NYSE: QUAD) will hold a conference call at 10 a.m. ET / 9 a.m. CT on Wednesday, August 6, to discuss second quarter 2014 results. To access the conference call, it is recommended that you listen via computer at: http://engage.vevent.com/rt/quadgraphics~080614.

If for any reason you are unable to stream, you can listen to the audio via the telephone by calling:

•	Toll-Free: (877) 217-9946 (US/Canada)

•	Toll: (702) 696-4824 (International)

•	Conference ID: 49079092

The replay will be available for 30 days following the conference call. To access the replay via phone, please call
(855) 859-2056 or (404) 537-3406 and enter the Conference ID number 49079092. To access the replay via the internet, please use the following link: http://engage.vevent.com/rt/quadgraphics~080614. Registration is required for replay.

Forward-Looking Statements

This press release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding, among other things, our current expectations about the Company’s future results, financial condition, revenue, earnings, free cash flow, margins, objectives, goals, strategies, beliefs, intentions, plans, estimates, prospects, projections and outlook of the Company and can generally be identified by the use of words or phrases such as "may," "will," "expect," "intend," "estimate," "anticipate," "plan," "foresee," "project," "believe," "continue" or the negatives of these terms, variations on them and other similar expressions. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those expressed in or implied by such forward-looking statements. Forward-looking statements are based largely on the Company’s expectations and judgments and are subject to a number of risks and uncertainties, many of which are unforeseeable and beyond our control.

The factors that could cause actual results to materially differ include, among others: the impact of significant overcapacity in the highly competitive commercial printing industry, which creates downward pricing pressure and fluctuating demand for printing services; the inability of the Company to reduce costs and improve operating efficiency rapidly enough to meet market conditions; the impact of electronic media and similar technological changes, including digital substitution by consumers; the impact of changes in postal rates, service levels or regulations; the impact of changing future economic conditions; the failure to renew long-term contracts with clients on favorable terms or at all; the failure of clients to perform under long-term contracts due to financial or other reasons or due to client consolidation; the failure to successfully identify, manage, complete and integrate acquisitions and investments; the impact of increased business complexity as a result of the Company’s entry into additional markets; the impact of fluctuations in costs (including labor-related costs, energy costs, freight rates and raw materials) and the impact of fluctuations in the availability of raw materials; the impact of regulatory matters and legislative developments or changes in laws, including changes in privacy and environmental laws; the impact on the holders of Quad/Graphics class A common stock of a limited active market for such shares and the inability to independently elect directors or control decisions due to the voting power of the class B common stock; the impact of risks associated with the operations outside of the United States; significant capital expenditures may be needed to maintain the Company’s platform and processes and to remain technologically and economically competitive; and the other risk factors identified in the Company’s most recent Annual Report on Form 10-K, as such may be amended or supplemented by subsequent Quarterly Reports on Form 10-Q or other reports filed with the Securities and Exchange Commission.

Except as required by the federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This press release contains financial measures not prepared in accordance with generally accepted accounting principles (referred to as Non-GAAP), specifically Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow. Adjusted EBITDA is defined as net earnings (loss) attributable to Quad/Graphics common shareholders plus interest expense, income tax expense (if applicable), depreciation and amortization, restructuring, impairment and transaction-related charges, and loss on debt extinguishment, and less income tax benefit (if applicable). Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net sales. Free Cash Flow is defined as net cash provided by operating activities less purchases of property, plant and equipment. These measures are presented to provide additional information regarding Quad/Graphics’ performance and because they are important measures by which Quad/Graphics assesses the profitability and liquidity of its business. These measures should not be considered alternatives to net earnings as a measure of operating performance or to cash flows provided by operating activities as a measure of liquidity.

About Quad/Graphics

Quad/Graphics (NYSE: QUAD), a leading global printer and media channel integrator, is redefining print in today’s multichannel media world by helping marketers and publishers capitalize on print’s ability to complement and connect with other media channels. With consultative ideas, worldwide capabilities, leading-edge technology and single-source simplicity, Quad/Graphics has the resources and knowledge to help its clients maximize the revenue they derive from their marketing spend through channel integration, and minimize their total cost of print production and distribution through a fully integrated national distribution network. The Company provides a diverse range of print solutions, media solutions and logistics services from multiple locations throughout North America, Latin America and Europe.

Investor Relations Contact:
Kelly Vanderboom
Vice President & Treasurer, Quad/Graphics
414-566-2464
Kelly.Vanderboom@qg.com

Media Contact:
Claire Ho
Director of Corporate Communications, Quad/Graphics
414-566-2955
Claire.Ho@qg.com

QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three Months Ended June 30, 2014 and 2013
(in millions, except per share data)
(UNAUDITED)

	Three Months Ended June 30,
	2014	2013
Net sales	$1,099.0	$1,110.8

Cost of sales	892.9	893.8
Selling, general and administrative expenses	100.4	105.1
Depreciation and amortization	85.3	87.9
Restructuring, impairment and transaction-related charges	19.9	29.2
Total operating expenses	1,098.5	1,116.0

Operating income (loss)	$0.5	$(5.2)

Interest expense	23.5	21.3
Loss on debt extinguishment	6.0	—

Loss before income taxes and equity in loss of unconsolidated entities	(29.0)	(26.5)

Income tax benefit	(9.6)	(0.6)

Loss before equity in loss of unconsolidated entities	(19.4)	(25.9)

Equity in loss of unconsolidated entities	(3.4)	(1.7)

Net loss	$(22.8)	$(27.6)

Net loss attributable to noncontrolling interests	—	0.4

Net loss attributable to Quad/Graphics common shareholders	$(22.8)	$(27.2)

Loss per share attributable to Quad/Graphics common shareholders:
Basic and diluted	$(0.48)	$(0.59)

Weighted average number of common shares outstanding:
Basic and diluted	47.5	46.9

QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2014 and 2013
(in millions, except per share data)
(UNAUDITED)

	Six Months Ended June 30,
	2014	2013
Net sales	$2,201.8	$2,240.3

Cost of sales	1,785.5	1,803.6
Selling, general and administrative expenses	203.9	211.0
Depreciation and amortization	169.1	176.7
Restructuring, impairment and transaction-related charges	31.8	55.1
Total operating expenses	2,190.3	2,246.4

Operating income (loss)	$11.5	$(6.1)

Interest expense	44.4	43.2
Loss on debt extinguishment	6.0	—

Loss before income taxes and equity in loss of unconsolidated entities	(38.9)	(49.3)

Income tax benefit	(10.8)	(9.1)

Loss before equity in loss of unconsolidated entities	(28.1)	(40.2)

Equity in loss of unconsolidated entities	(3.8)	(1.5)

Net loss	$(31.9)	$(41.7)

Net loss attributable to noncontrolling interests	0.3	0.5

Net loss attributable to Quad/Graphics common shareholders	$(31.6)	$(41.2)

Loss per share attributable to Quad/Graphics common shareholders:
Basic and diluted	$(0.67)	$(0.89)

Weighted average number of common shares outstanding:
Basic and diluted	47.4	46.9

QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
As of June 30, 2014 and December 31, 2013
(in millions)
(UNAUDITED)

	June 30, 2014	December 31, 2013
ASSETS
Cash and cash equivalents	$17.4	$13.1
Receivables, less allowances for doubtful accounts	661.1	698.9
Inventories	293.5	272.5
Prepaid expenses and other current assets	53.8	37.2
Deferred income taxes	60.4	48.1
Short-term restricted cash	7.3	4.5
Total current assets	1,093.5	1,074.3

Property, plant and equipment—net	1,966.5	1,925.5
Goodwill	773.1	773.1
Other intangible assets—net	197.3	221.8
Long-term restricted cash	41.3	51.5
Equity method investments in unconsolidated entities	52.7	57.1
Other long-term assets	80.3	62.4
Total assets	$4,204.7	$4,165.7

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable	$351.5	$401.0
Amounts owing in satisfaction of bankruptcy claims	1.4	2.5
Accrued liabilities	346.5	350.7
Short-term debt and current portion of long-term debt	134.2	127.6
Current portion of capital lease obligations	7.6	7.0
Total current liabilities	841.2	888.8

Long-term debt	1,426.3	1,265.7
Unsecured notes to be issued	9.6	18.0
Capital lease obligations	14.3	6.5
Deferred income taxes	392.3	395.2
Other long-term liabilities	289.9	303.9
Total liabilities	2,973.6	2,878.1

Quad/Graphics common stock and other equity
Preferred stock	—	—
Common stock	1.4	1.4
Additional paid-in capital	962.9	983.1
Treasury stock, at cost	(222.1)	(248.8)
Retained earnings	496.2	558.8
Accumulated other comprehensive loss	(7.3)	(5.6)

Quad/Graphics common stock and other equity	1,231.1	1,288.9

Noncontrolling interests	—	(1.3)

Total common stock and other equity and noncontrolling interests	1,231.1	1,287.6

Total liabilities and shareholders' equity	$4,204.7	$4,165.7

QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Six Months Ended June 30, 2014 and 2013
(in millions)
(UNAUDITED)

	Six Months Ended June 30,
	2014	2013
OPERATING ACTIVITIES
Net loss	$(31.9)	$(41.7)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	169.1	176.7
Impairment charges	3.1	9.7
Loss on debt extinguishment	6.0	—
Stock-based compensation charges	8.6	9.3
Deferred income taxes	(14.9)	(10.0)
Dividends from unconsolidated entities	—	5.0
Other non-cash adjustments to net loss	5.9	4.1
Changes in operating assets and liabilities—net of acquisitions	(67.0)	63.8

Net Cash Provided by Operating Activities	78.9	216.9

INVESTING ACTIVITIES
Purchases of property, plant and equipment	(83.6)	(69.7)
Cost investment in unconsolidated entities	(4.1)	(2.5)
Proceeds from the sale of property, plant and equipment	0.4	6.2
Transfers from restricted cash	7.4	4.3
Acquisition of Brown Printing—net of cash acquired	(96.4)	—
Acquisition of Vertis—net of cash acquired	—	(235.4)
Acquisition of other businesses—net of cash acquired	(11.4)	(1.5)

Net Cash Used in Investing Activities	(187.7)	(298.6)

FINANCING ACTIVITIES
Proceeds from issuance of long-term debt	1,047.0	—
Payments of long-term debt	(710.0)	(44.0)
Payments of capital lease obligations	(4.4)	(4.8)
Borrowings on revolving credit facilities	675.0	805.1
Payments on revolving credit facilities	(844.4)	(645.7)
Payments of debt issuance costs	(14.3)	—
Bankruptcy claim payments on unsecured notes to be issued	(7.4)	(4.3)
Sale of stock for options exercised	1.3	1.7
Shares withheld from employees for the tax obligation on equity grants	(1.0)	—
Tax benefit on equity award activity	(0.8)	—
Payments of dividends	(29.3)	(28.1)

Net Cash Provided by Financing Activities	111.7	79.9

Effect of exchange rates on cash and cash equivalents	1.4	(3.4)

Net Increase (Decrease) in Cash and Cash Equivalents	4.3	(5.2)

Cash and Cash Equivalents at Beginning of Period	13.1	16.9

Cash and Cash Equivalents at End of Period	$17.4	$11.7

QUAD/GRAPHICS, INC.
SEGMENT FINANCIAL INFORMATION
For the Three and Six Months Ended June 30, 2014 and 2013
(in millions)
(UNAUDITED)

	Net Sales	Operating Income/(Loss)	Restructuring, Impairment and Transaction-Related Charges
Three months ended June 30, 2014
United States Print and Related Services	$988.3	$15.1	$15.8
International	110.7	(0.9)	0.2
Total operating segments	1,099.0	14.2	16.0
Corporate	—	(13.7)	3.9
Total	$1,099.0	$0.5	$19.9

Three months ended June 30, 2013
United States Print and Related Services	$1,005.9	$25.9	$14.8
International	104.9	(7.7)	3.9
Total operating segments	1,110.8	18.2	18.7
Corporate	—	(23.4)	10.5
Total	$1,110.8	$(5.2)	$29.2

Six months ended June 30, 2014
United States Print and Related Services	$1,974.5	$37.4	$25.3
International	227.3	(0.8)	0.7
Total operating segments	2,201.8	36.6	26.0
Corporate	—	(25.1)	5.8
Total	$2,201.8	$11.5	$31.8

Six months ended June 30, 2013
United States Print and Related Services	$2,015.1	$48.0	$30.5
International	225.2	(7.2)	5.0
Total operating segments	2,240.3	40.8	35.5
Corporate	—	(46.9)	19.6
Total	$2,240.3	$(6.1)	$55.1

Restructuring, impairment and transaction-related charges are included in Operating Income/(Loss) above.

QUAD/GRAPHICS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
EBITDA, EBITDA Margin, Adjusted EBITDA and Adjusted EBITDA Margin
For the Three Months Ended June 30, 2014 and 2013
(in millions)
(UNAUDITED)

	Three Months Ended June 30,
	2014	2013
Net loss attributable to Quad/Graphics common shareholders	$(22.8)	$(27.2)

Interest expense	23.5	21.3
Income tax benefit	(9.6)	(0.6)
Depreciation and amortization	85.3	87.9

EBITDA (Non-GAAP)	$76.4	$81.4
EBITDA Margin (Non-GAAP)	7.0%	7.3%

Restructuring, impairment and transaction-related charges (1)	19.9	29.2
Loss on debt extinguishment	6.0	—

Adjusted EBITDA (Non-GAAP)	$102.3	$110.6
Adjusted EBITDA Margin (Non-GAAP)	9.3%	10.0%
______________________________

(1)	Operating results for the three months ended June 30, 2014 and 2013 were affected by the following restructuring, impairment and transaction-related charges:

	Three Months Ended June 30,
	2014	2013
Employee termination charges (a)	$12.7	$4.3
Impairment charges (b)	2.0	6.0
Transaction-related charges (c)	0.7	0.2
Integration costs (d)	1.9	9.7
Other restructuring charges (e)	2.6	9.0
Restructuring, impairment and transaction-related charges	$19.9	$29.2
______________________________

(a)	Employee termination charges were related to workforce reductions through facility consolidations and involuntary separation programs.

(b)	Impairment charges were for certain buildings and equipment no longer being utilized in production as a result of facility consolidations.

(c)	Transaction-related charges consisted of professional service fees related to business acquisition and divestiture activities.

(d)
Integration costs were primarily related to preparing existing facilities to meet new production requirements resulting from work transferring from closed plants, as well as other costs related to the integration of the acquired companies.

(e)	Other restructuring charges were primarily from costs to maintain and exit closed facilities, as well as lease exit charges.

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings announcement also contains non-GAAP financial measures, specifically EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Debt Leverage Ratio and Adjusted Diluted Earnings (Loss) Per Share. They are presented to provide additional information regarding Quad/Graphics' performance and because they are important measures by which Quad/Graphics assesses the profitability and liquidity of its business. These measures should not be considered alternatives to net earnings (loss) as a measure of operating performance or to cash flows provided by operating activities as a measure of liquidity.

QUAD/GRAPHICS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
EBITDA, EBITDA Margin, Adjusted EBITDA and Adjusted EBITDA Margin
For the Six Months Ended June 30, 2014 and 2013
(in millions)
(UNAUDITED)

	Six Months Ended June 30,
	2014	2013
Net loss attributable to Quad/Graphics common shareholders	$(31.6)	$(41.2)

Interest expense	44.4	43.2
Income tax benefit	(10.8)	(9.1)
Depreciation and amortization	169.1	176.7

EBITDA (Non-GAAP)	$171.1	$169.6
EBITDA Margin (Non-GAAP)	7.8%	7.6%

Restructuring, impairment and transaction-related charges (1)	31.8	55.1
Loss on debt extinguishment	6.0	—

Adjusted EBITDA (Non-GAAP)	$208.9	$224.7
Adjusted EBITDA Margin (Non-GAAP)	9.5%	10.0%
______________________________

(1)	Operating results for the six months ended June 30, 2014 and 2013 were affected by the following restructuring, impairment and transaction-related charges:

	Six Months Ended June 30,
	2014	2013
Employee termination charges (a)	$18.7	$7.7
Impairment charges (b)	3.1	9.7
Transaction-related charges (c)	1.3	3.2
Integration costs (d)	4.6	15.1
Other restructuring charges (e)	4.1	19.4
Restructuring, impairment and transaction-related charges	$31.8	$55.1
______________________________

(a)	Employee termination charges were related to workforce reductions through facility consolidations and involuntary separation programs.

(b)	Impairment charges were for certain buildings and equipment no longer being utilized in production as a result of facility consolidations.

(c)	Transaction-related charges consisted of professional service fees related to business acquisition and divestiture activities.

(d)
Integration costs were primarily related to preparing existing facilities to meet new production requirements resulting from work transferring from closed plants, as well as other costs related to the integration of the acquired companies.

(e)	Other restructuring charges were primarily from costs to maintain and exit closed facilities, as well as lease exit charges.

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings announcement also contains non-GAAP financial measures, specifically EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Debt Leverage Ratio and Adjusted Diluted Earnings (Loss) Per Share. They are presented to provide additional information regarding Quad/Graphics' performance and because they are important measures by which Quad/Graphics assesses the profitability and liquidity of its business. These measures should not be considered alternatives to net earnings (loss) as a measure of operating performance or to cash flows provided by operating activities as a measure of liquidity.

QUAD/GRAPHICS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
FREE CASH FLOW
For the Six Months Ended June 30, 2014 and 2013
(in millions)
(UNAUDITED)

	Six Months Ended June 30,
	2014	2013
Net cash provided by operating activities (1)	$78.9	$216.9

Less: purchases of property, plant and equipment	(83.6)	(69.7)

Free Cash Flow (Non-GAAP)	$(4.7)	$147.2
______________________________

(1)
Includes an estimated $77 million benefit realized in the six months ended June 30, 2013 from the restoration of normalized working capital levels following the January 2013 acquisition of Vertis, which was acquired without normalized levels of accounts payable and accrued liabilities.

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings announcement also contains non-GAAP financial measures, specifically EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Debt Leverage Ratio and Adjusted Diluted Earnings (Loss) Per Share. They are presented to provide additional information regarding Quad/Graphics' performance and because they are important measures by which Quad/Graphics assesses the profitability and liquidity of its business. These measures should not be considered alternatives to net earnings (loss) as a measure of operating performance or to cash flows provided by operating activities as a measure of liquidity.

QUAD/GRAPHICS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
DEBT LEVERAGE RATIO
As of June 30, 2014 and December 31, 2013
(in millions, except ratio)
(UNAUDITED)

	June 30, 2014		December 31, 2013
Total debt and capital lease obligations on the condensed consolidated balance sheets	$1,582.4		$1,406.8

Divided by:
Trailing twelve months Adjusted EBITDA for Quad/Graphics (Non-GAAP) (1)	$561.3		$577.1
July 1, 2013 to May 29, 2014 pro forma Adjusted EBITDA for Brown Printing (Non-GAAP) (2)	27.4
Trailing twelve months Adjusted EBITDA (Non-GAAP)	$588.7		$577.1

Debt Leverage Ratio (Non-GAAP)	2.69	x	2.44	x
______________________________

(1)	The calculation of Adjusted EBITDA for Quad/Graphics for the trailing twelve months ended June 30, 2014 and December 31, 2013, was as follows:

		Add	Subtract	Trailing Twelve Months Ended
	Year Ended	Six Months Ended
	December 31, 2013	June 30, 2014	June 30, 2013	June 30, 2014
Net earnings (loss) attributable to Quad/Graphics common shareholders	$32.5	$(31.6)	$(41.2)	$42.1
Interest expense	85.5	44.4	43.2	86.7
Income tax expense (benefit)	23.3	(10.8)	(9.1)	21.6
Depreciation and amortization	340.5	169.1	176.7	332.9
EBITDA (Non-GAAP)	$481.8	$171.1	$169.6	$483.3
Restructuring, impairment and transaction-related charges	95.3	31.8	55.1	72.0
Loss on debt extinguishment	—	6.0	—	6.0
Adjusted EBITDA (Non-GAAP)	$577.1	$208.9	$224.7	$561.3

(2)
As permitted by our April 28, 2014 $1.6 billion senior secured credit facility, we included certain pro forma financial information related to the acquisition of Brown Printing when calculating the Debt Leverage Ratio as of June 30, 2014. As the acquisition of Brown Printing was completed on May 30, 2014, the $27.4 million pro forma Adjusted EBITDA represents the period from July 1, 2013 to May 29, 2014. Adjusted EBITDA for Brown Printing was calculated in a consistent manner with the calculation above for Quad/Graphics. Brown Printing's financial information for the month of June 2014 has been included within the trailing twelve months Adjusted EBITDA for Quad/Graphics as the results of Brown Printing have been consolidated with Quad/Graphics' financial results since the date of acquisition. If the eleven months of pro forma Adjusted EBITDA for Brown Printing was not included in the calculation, the Company's Debt Leverage Ratio would have been 2.82x.

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings announcement also contains non-GAAP financial measures, specifically EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Debt Leverage Ratio and Adjusted Diluted Earnings (Loss) Per Share. They are presented to provide additional information regarding Quad/Graphics' performance and because they are important measures by which Quad/Graphics assesses the profitability and liquidity of its business. These measures should not be considered alternatives to net earnings (loss) as a measure of operating performance or to cash flows provided by operating activities as a measure of liquidity.

QUAD/GRAPHICS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
ADJUSTED DILUTED EARNINGS (LOSS) PER SHARE
For the Three Months Ended June 30, 2014 and 2013
(in millions, except per share data)
(UNAUDITED)

	Three Months Ended June 30,
	2014	2013
Loss before income taxes and equity in loss of unconsolidated entities	$(29.0)	$(26.5)

Restructuring, impairment and transaction-related charges	19.9	29.2
Loss on debt extinguishment	6.0	—
	(3.1)	2.7

Income tax expense (benefit) at 40% normalized tax rate	(1.2)	1.1
	(1.9)	1.6

Equity in loss of unconsolidated entities	(3.4)	(1.7)
Net loss attributable to noncontrolling interests	—	0.4

Adjusted net earnings (loss) (Non-GAAP)	$(5.3)	$0.3

Basic weighted average number of common shares outstanding	47.5	46.9
Plus: effect of dilutive equity incentive instruments (Non-GAAP)	—	0.8
Diluted weighted average number of common shares outstanding (Non-GAAP)	47.5	47.7

Adjusted Diluted Earnings (Loss) Per Share (Non-GAAP) (1)	$(0.11)	$0.01

Diluted Loss Per Share (GAAP)	$(0.48)	$(0.59)
Restructuring, impairment and transaction-related charges per share	0.42	0.61
Loss on debt extinguishment per share	0.13	—
Income tax benefit from condensed consolidated statement of operations per share	(0.20)	(0.01)
Income tax expense (benefit) at 40% normalized tax rate per share	0.03	(0.02)
Allocation to participating securities per share (2)	—	0.01
GAAP to Non-GAAP diluted impact per share	(0.01)	0.01
Adjusted Diluted Earnings (Loss) Per Share (Non-GAAP) (1)	$(0.11)	$0.01
______________________________

(1)	Adjusted Diluted Earnings (Loss) Per Share excludes: (i) restructuring, impairment and transaction-related charges, (ii) the loss on debt extinguishment and (iii) discrete income tax items.

(2)	Represents the impact of dividends distributed to non-vested stock option holders in accordance with the two-class method of calculating GAAP earnings per share.

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings announcement also contains non-GAAP financial measures, specifically EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Debt Leverage Ratio and Adjusted Diluted Earnings (Loss) Per Share. They are presented to provide additional information regarding Quad/Graphics' performance and because they are important measures by which Quad/Graphics assesses the profitability and liquidity of its business. These measures should not be considered alternatives to net earnings (loss) as a measure of operating performance or to cash flows provided by operating activities as a measure of liquidity.

QUAD/GRAPHICS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
ADJUSTED DILUTED EARNINGS (LOSS) PER SHARE
For the Six Months Ended June 30, 2014 and 2013
(in millions, except per share data)
(UNAUDITED)

	Six Months Ended June 30,
	2014	2013
Loss before income taxes and equity in loss of unconsolidated entities	$(38.9)	$(49.3)

Restructuring, impairment and transaction-related charges	31.8	55.1
Loss on debt extinguishment	6.0	—
	(1.1)	5.8

Income tax expense (benefit) at 40% normalized tax rate	(0.4)	2.3
	(0.7)	3.5

Equity in loss of unconsolidated entities	(3.8)	(1.5)
Net loss attributable to noncontrolling interests	0.3	0.5

Adjusted net earnings (loss) (Non-GAAP)	$(4.2)	$2.5

Basic weighted average number of common shares outstanding	47.4	46.9
Plus: effect of dilutive equity incentive instruments (Non-GAAP)	—	0.8
Diluted weighted average number of common shares outstanding (Non-GAAP)	47.4	47.7

Adjusted Diluted Earnings (Loss) Per Share (Non-GAAP) (1)	$(0.09)	$0.05

Diluted Loss Per Share (GAAP)	$(0.67)	$(0.89)
Restructuring, impairment and transaction-related charges per share	0.67	1.16
Loss on debt extinguishment per share	0.13	—
Income tax benefit from condensed consolidated statement of operations per share	(0.23)	(0.19)
Income tax expense (benefit) at 40% normalized tax rate per share	0.01	(0.05)
Allocation to participating securities per share (2)	0.01	0.01
GAAP to Non-GAAP diluted impact per share	(0.01)	0.01
Adjusted Diluted Earnings (Loss) Per Share (Non-GAAP) (1)	$(0.09)	$0.05
______________________________

(1)	Adjusted Diluted Earnings (Loss) Per Share excludes: (i) restructuring, impairment and transaction-related charges, (ii) the loss on debt extinguishment and (iii) discrete income tax items.

(2)	Represents the impact of dividends distributed to non-vested stock option holders in accordance with the two-class method of calculating GAAP earnings per share.

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings announcement also contains non-GAAP financial measures, specifically EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Debt Leverage Ratio and Adjusted Diluted Earnings (Loss) Per Share. They are presented to provide additional information regarding Quad/Graphics' performance and because they are important measures by which Quad/Graphics assesses the profitability and liquidity of its business. These measures should not be considered alternatives to net earnings (loss) as a measure of operating performance or to cash flows provided by operating activities as a measure of liquidity.